Exhibit 99.2

Financial Highlights

UDR, Inc.
As of End of Third Quarter 2014 (1)
(Unaudited)

		Actual Results	Actual Results	Guidance as of September 30, 2014
Dollars in thousands, except per share		3Q 2014	YTD 2014	4Q 2014	Full-Year 2014
Per Share Metrics
FFO per common share, diluted		$0.41	$1.16	$0.38 to $0.40	$1.54 to $1.56
FFO as Adjusted per common share, diluted		$0.38	$1.13	$0.38 to $0.40	$1.51 to $1.53
Adjusted Funds from Operations ("AFFO") per common share, diluted		$0.34	$1.01	$0.33 to $0.35	$1.34 to $1.36
Weighted average diluted shares/units (M)		266.0	265.0	268.1	265.7
Dividend per share		$0.26	$0.78	$0.26	$1.04 (2)
Same-Store Operating Metrics
Revenue growth		4.4%	4.4%	--	4.00% to 4.50%
Expense growth		2.9%	2.4%	--	2.25% to 2.75%
NOI growth		5.1%	5.3%	--	4.75% to 5.25%
Physical Occupancy		96.8%	96.6%	--	96.5%

Property Metrics			Homes	Communities	% of Total NOI
Same-Store			36,268	131	75.0%
Stabilized, Non-Mature			2,001	4	6.9%
Acquired Communities			358	2	0.1%
Redevelopment			739	1	3.6%
Development, completed (refer to Attachment 9)			1,111	3	0.9%
Non-Residential / Other			N/A	N/A	2.0%
Joint Venture (includes completed JV developments) (3)			9,791	35	11.5%
Sub-total, completed homes			50,268	176	100%
Under Development			603	3	-
Joint Venture Development			828	2	-
Total expected homes (4)			51,699	181	100%

Balance Sheet Metrics (adjusted for non-recurring items)			Market Capitalization
	3Q 2014	3Q 2013		3Q 2014	% of Total
Interest Coverage Ratio	3.50x	3.28x	Total debt	$3,628,192	33.2%
Fixed Charge Coverage Ratio	3.42x	3.20x	Common stock equivalents (5)	7,307,693	66.8%
Leverage Ratio	39.2%	39.0%	Total market capitalization	$10,935,885	100.0%
Net Debt-to-EBITDA	6.7x	7.0x

(1) See Attachment 16 for definitions and other terms.
(2) Annualized for 2014.
(3) Joint venture NOI is based on UDR's pro rata share. Homes and communities at 100%.
(4) Excludes 218 homes under development at Steele Creek, where we have a participating loan investment as described in Attachment 12.
(5) Based on a common share price of $27.25 at September 30, 2014.

Attachment 1

UDR, Inc.
Consolidated Statements of Operations (1)
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share amounts	2014	2013	2014	2013
REVENUES:
Rental income (2)	$203,587	$187,917	$598,898	$556,163
Joint venture management and other fees	3,165	3,207	9,599	9,347
Total revenues	206,752	191,124	608,497	565,510
OPERATING EXPENSES:
Property operating and maintenance	39,086	36,686	112,646	107,660
Real estate taxes and insurance	24,697	24,079	73,844	70,287
Property management	5,598	5,168	16,470	15,295
Other operating expenses	2,009	1,775	6,097	5,211
Real estate depreciation and amortization	89,339	83,739	266,748	251,232
Acquisition costs	164	—	266	—
General and administrative	11,390	11,364	35,812	30,706
Casualty-related (recoveries)/charges, net	—	(6,460)	500	(12,253)
Other depreciation and amortization	1,385	1,176	3,658	3,460
Total operating expenses	173,668	157,527	516,041	471,598
Operating income	33,084	33,597	92,456	93,912
Income/(loss) from unconsolidated entities	(939)	(3,794)	(4,932)	(6,081)
Interest expense	(33,087)	(30,939)	(97,470)	(92,545)
Other debt (charges)/benefits, net (3)	—	—	(192)	(178)
Total Interest expense	(33,087)	(30,939)	(97,662)	(92,723)
Interest and other income/(expense), net	9,061	829	11,902	3,291
Income/(loss) before income taxes and discontinued operations	8,119	(307)	1,764	(1,601)
Tax benefit/(provision), net	2,492	2,658	8,011	7,314
Income/(loss) from continuing operations	10,611	2,351	9,775	5,713
Income/(loss) from discontinued operations, net of tax (4)	79	884	10	2,567
Income/(loss) before gain/(loss) on sale of real estate owned	10,690	3,235	9,785	8,280
Gain/(loss) on sale of real estate owned, net of tax (4)	31,302	—	82,305	—
Net income/(loss)	41,992	3,235	92,090	8,280
Net (income)/loss attributable to redeemable noncontrolling interests in the OP	(1,447)	(84)	(3,171)	(198)
Net (income)/loss attributable to noncontrolling interests	4	37	(2)	30
Net income/(loss) attributable to UDR, Inc.	40,549	3,188	88,917	8,112
Distributions to preferred stockholders - Series E (Convertible)	(931)	(931)	(2,793)	(2,793)
Net income/(loss) attributable to common stockholders	$39,618	$2,257	$86,124	$5,319

Income/(loss) per weighted average common share - basic:
Income/(loss) from continuing operations attributable to common stockholders	$0.16	$0.01	$0.34	$0.01
Income/(loss) from discontinued operations attributable to common stockholders	$0.00	$0.00	$0.00	$0.01
Net income/(loss) attributable to common stockholders	$0.16	$0.01	$0.34	$0.02
Income/(loss) per weighted average common share - diluted:
Income/(loss) from continuing operations attributable to common stockholders	$0.16	$0.01	$0.34	$0.01
Income/(loss) from discontinued operations attributable to common stockholders	$0.00	$0.00	$0.00	$0.01
Net income/(loss) attributable to common stockholders	$0.16	$0.01	$0.34	$0.02
Common distributions declared per share	$0.260	$0.235	$0.780	$0.705
Weighted average number of common shares outstanding - basic	251,655	249,985	250,701	249,962
Weighted average number of common shares outstanding - diluted	253,732	251,454	252,675	251,439

(1) See Attachment 16 for definitions and other terms.
(2) Three and nine months ended September 30, 2013 are impacted by $0.9 million and $3.4 million of lost rent due to business interruption related to Hurricane Sandy, respectively.
(3) Includes prepayment penalties, write-off of deferred financing costs and unamortized discounts/premiums on early debt extinguishment.
(4) Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation.

Attachment 2

UDR, Inc.
Funds From Operations (1)
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share amounts	2014	2013	2014	2013
Net income/(loss) attributable to UDR, Inc.	$40,549	$3,188	$88,917	$8,112
Distributions to preferred stockholders	(931)	(931)	(2,793)	(2,793)
Real estate depreciation and amortization, including discontinued operations	89,339	84,266	266,748	252,839
Noncontrolling interests	1,443	47	3,173	168
Real estate depreciation and amortization on unconsolidated joint ventures	10,398	10,514	29,926	25,462
Net (gain)/loss on the sale of depreciable property, excluding TRS	(31,377)	—	(81,260)	—
Funds from operations ("FFO"), basic	$109,421	$97,084	$304,711	$283,788
Distributions to preferred stockholders - Series E (Convertible)	931	931	2,793	2,793
FFO, diluted	$110,352	$98,015	$307,504	$286,581
FFO per common share, basic	$0.42	$0.37	$1.17	$1.09
FFO per common share, diluted	$0.41	$0.37	$1.16	$1.09
Weighted average number of common shares and OP Units outstanding - basic	260,844	259,308	259,975	259,305
Weighted average number of common shares, OP Units, and common stock
equivalents outstanding - diluted	265,957	263,813	264,985	263,818
Impact of adjustments to FFO:
Acquisition-related costs (including joint ventures)	$164	$—	$266	$—
Joint venture financing and acquisition fees	(88)	(36)	(88)	(254)
Costs/(benefit) associated with debt extinguishment and tender offer	—	—	192	178
Gain on sale of land	—	—	(1,120)	—
Net gain on prepayment of note receivable	(8,411)	—	(8,411)	—
Casualty-related (recoveries)/charges, net (2)	—	(4,059)	500	(9,665)
	$(8,335)	$(4,095)	$(8,661)	$(9,741)
FFO as Adjusted, diluted	$102,017	$93,920	$298,843	$276,840
FFO as Adjusted per common share, diluted	$0.38	$0.36	$1.13	$1.05
Recurring capital expenditures	(12,280)	(11,989)	(29,977)	(30,975)
AFFO	$89,737	$81,931	$268,866	$245,865
AFFO per common share, diluted	$0.34	$0.31	$1.01	$0.93

(1) See Attachment 16 for definitions and other terms.
(2) 2014 adjustment relates to estimated damages at our Rosebeach community in California as a result of the earthquake in March 2014. 2013 adjustment primarily represents the portion of Hurricane Sandy insurance recoveries in 2013 that relate to the $9.3 million in charges added back to FFO as Adjusted in 4Q 2012. The difference between the casualty-related recoveries reflected on the Consolidated Statements of Operations and the adjustment above represents the amount of 2013 business interruption recoveries during 2013. The business interruption insurance recoveries are offset by lost rental revenues from the business interruption in 2013.

Attachment 3

UDR, Inc.
Consolidated Balance Sheets
	September 30,	December 31,
In thousands, except share and per share amounts	2014	2013
ASSETS	(unaudited)	(audited)
Real estate owned:
Real estate held for investment	$8,106,684	$7,723,844
Less: accumulated depreciation	(2,378,520)	(2,200,815)
Real estate held for investment, net	5,728,164	5,523,029
Real estate under development
(net of accumulated depreciation of $513 and $1,411)	321,094	466,002
Real estate held for disposition
(net of accumulated depreciation of $0 and $6,568)	—	10,152
Total real estate owned, net of accumulated depreciation	6,049,258	5,999,183
Cash and cash equivalents	14,605	30,249
Restricted cash	23,969	22,796
Deferred financing costs, net	24,344	26,924
Notes receivable, net	18,318	83,033
Investment in and advances to unconsolidated joint ventures, net	650,441	507,655
Other assets	117,153	137,882
Total assets	$6,898,088	$6,807,722
LIABILITIES AND EQUITY
Liabilities:
Secured debt	$1,399,372	$1,442,077
Unsecured debt	2,228,820	2,081,626
Real estate taxes payable	29,403	13,847
Accrued interest payable	27,131	32,279
Security deposits and prepaid rent	32,710	27,203
Distributions payable	69,487	61,907
Accounts payable, accrued expenses, and other liabilities	82,233	118,682
Total liabilities	3,869,156	3,777,621
Redeemable noncontrolling interests in the OP	249,814	217,597
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,803,812 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,803,812 shares at December 31, 2013)	46,571	46,571
Common stock, $0.01 par value; 350,000,000 shares authorized
255,215,905 shares issued and outstanding (250,749,665 shares at December 31, 2013)	2,552	2,507
Additional paid-in capital	4,223,893	4,109,765
Distributions in excess of net income	(1,493,890)	(1,342,070)
Accumulated other comprehensive income/(loss), net	(866)	(5,125)
Total stockholders' equity	2,778,260	2,811,648
Noncontrolling interests	858	856
Total equity	2,779,118	2,812,504
Total liabilities and equity	$6,898,088	$6,807,722

Attachment 4(A)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
				3Q 2014 Weighted	September 30,
Common Stock and Equivalents				Average	2014
Common shares (2)				251,655,305	253,979,814
Restricted shares				1,235,961	1,236,091
Total common stock				252,891,266	255,215,905
Stock options and restricted stock equivalents				840,336	753,303
Operating partnership units				7,438,316	7,415,800
Preferred OP units				1,751,671	1,751,671
Convertible preferred Series E stock (3)				3,035,548	3,035,548
Total common stock and equivalents				265,957,137	268,172,227

Market Capitalization, In thousands				Balance	% of Total
Total debt				$3,628,192	33.2%
Common stock and equivalents at $27.25 at September 30, 2014				7,307,693	66.8%
Total market capitalization				$10,935,885	100.0%

				Gross	% of
	Number of	3Q 2014 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	27,051	$96,509	69.0%	$6,160,651	73.1%
Encumbered assets	13,426	43,305	31.0%	2,267,640	26.9%
	40,477	$139,814	100.0%	$8,428,291	100.0%

(1) See Attachment 16 for definitions and other terms.
(2) Includes the effect of the ATM issuance of 3.4 million shares at an average price of $29.95 and a net price of $29.36 during the three and nine months ended September 30, 2014.
(3) At September 30, 2014, a total of 2,803,812 shares of the Series E were outstanding, which is equivalent to 3,035,548 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

UDR, Inc.
Selected Financial Information
(Unaudited)
							Weighted	Weighted
							Average	Average Years
Debt Structure, In thousands				Balance		% of Total	Interest Rate	to Maturity
Secured	Fixed			$1,061,926	(1)	29.3%	5.2%	3.2
	Floating			337,446	(2)	9.3%	1.4%	6.2
	Combined			1,399,372		38.6%	4.3%	4.0

Unsecured	Fixed			2,033,820	(3)	56.0%	4.1%	5.0
	Floating			195,000		5.4%	1.1%	3.3
	Combined			2,228,820		61.4%	3.8%	4.9

Total Debt	Fixed			3,095,746		85.3%	4.5%	4.4
	Floating			532,446		14.7%	1.3%	5.1
	Combined			$3,628,192		100.0%	4.0%	4.5

Debt Maturities, In thousands
			Unsecured	Revolving				Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	% of Total	Interest Rate
2014	$34,657	(4)	$—	$—		$34,657	1.0%	5.6%
2015	191,956		325,138	—		517,094	14.2%	5.5%
2016	131,727	(5)	83,260	—		214,987	5.9%	5.0%
2017	282,477		—	160,000	(6)	442,477	12.2%	3.0%
2018	224,787		648,428	—		873,215	24.1%	3.2%
2019	320,359		—	—		320,359	8.8%	4.4%
2020	90,000		299,952	—		389,952	10.7%	3.8%
2021	—		—	—		—	—	—
2022	—		397,387	—		397,387	11.0%	4.7%
2023	96,409		—	—		96,409	2.7%	2.1%
Thereafter	27,000		314,655	—		341,655	9.4%	3.7%
	$1,399,372		$2,068,820	$160,000		$3,628,192	100.0%	4.0%

Debt Maturities With Extensions, In thousands
			Unsecured	Revolving				Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	% of Total	Interest Rate
2014	$—		$—	$—		$—	—	—
2015	226,612		325,138	—		551,750	15.2%	5.5%
2016	61,191		83,260	—		144,451	4.0%	4.5%
2017	353,014		—	—		353,014	9.7%	4.5%
2018	224,787		648,428	160,000	(6)	1,033,215	28.5%	2.9%
2019	320,359		—	—		320,359	8.8%	4.4%
2020	90,000		299,952	—		389,952	10.7%	3.8%
2021	—		—	—		—	—	—
2022	—		397,387	—		397,387	11.0%	4.7%
2023	96,409		—	—		96,409	2.7%	2.1%
Thereafter	27,000		314,655	—		341,655	9.4%	3.7%
	$1,399,372		$2,068,820	$160,000		$3,628,192	100.0%	4.0%

(1) Includes $104.8 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 3.8%.
(2) Includes $184.7 million of debt with a weighted average interest cap of 8.2%.
(3) Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 2.0%.
(4) Includes $34.7 million of financing with a one year extension at UDR's option.
(5) Includes $70.5 million of financing with a one year extension at UDR's option.
(6) UDR's $900 million line of credit has a maturity date of December 2017, plus a six-month extension option and contains an accordion feature that allows UDR to increase the facility up to $1.45 billion assuming lender participation. The credit facility carries an interest rate equal to LIBOR plus a spread of 100 basis points and a facility fee of 15 basis points.

Attachment 4(C)

UDR, Inc.
Selected Financial Information (1)
(Unaudited)
			Quarter Ended
Coverage Ratios			September 30, 2014
Net income/(loss) attributable to UDR, Inc.			$40,549
Adjustments (includes continuing and discontinued operations):
Interest expense			33,087
Real estate depreciation and amortization			89,339
Real estate depreciation and amortization on unconsolidated joint ventures			10,398
Other depreciation and amortization			1,385
Noncontrolling interests			1,443
Income tax expense/(benefit)			(2,490)
EBITDA			$173,711
Gain/(loss) on sale of real estate owned, net of tax			(31,377)
Net gain on prepayment of note receivable			(8,411)
EBITDA - adjusted for non-recurring items			$133,923

Annualized EBITDA - adjusted for non-recurring items			$535,692
Interest expense			$33,087
Capitalized interest expense			5,172
Total interest			$38,259
Preferred dividends			$931
Total debt			$3,628,192
Cash			14,605
Net debt			$3,613,587
Interest Coverage Ratio			4.54	x
Fixed Charge Coverage Ratio			4.43	x
Interest Coverage Ratio - adjusted for non-recurring items			3.50	x
Fixed Charge Coverage Ratio - adjusted for non-recurring items			3.42	x
Net Debt-to-EBITDA, adjusted for non-recurring items			6.7	x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)	Required	Actual	Compliance
Maximum Leverage Ratio	≤60.0%	39.4%	Yes
Minimum Fixed Charge Coverage Ratio	≥1.5	2.9	Yes
Maximum Secured Debt Ratio	≤40.0%	19.2%	Yes
Minimum Unencumbered Pool Leverage Ratio	≥150.0%	312.5%	Yes

Senior Unsecured Note Covenants (3)	Required	Actual	Compliance
Debt as a percentage of Total Assets	≤60.0%	39.2%	Yes
Consolidated Income Available for Debt Service to Annual Service Charge	≥1.5	3.5	Yes
Secured Debt as a percentage of Total Assets	≤40.0%	15.1%	Yes
Total Unencumbered Assets to Unsecured Debt	≥150.0%	282.3%	Yes

Securities Ratings	Debt	Preferred	Outlook
Moody's Investors Service	Baa1	Baa2	Stable
Standard & Poor's	BBB	BB+	Positive

(1) See Attachment 16 for definitions and other terms.
(2) As defined in our credit agreement dated October 25, 2011 as amended June 6, 2013.
(3) As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.
Operating Information (1)
(Unaudited)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Revenues
Same-Store Communities	36,268	$170,544	$168,234	$165,184	$164,053	$163,309
Stabilized, Non-Mature Communities	2,001	14,640	12,703	10,471	8,478	6,865
Acquired Communities	358	199	—	—	—	—
Redevelopment Communities	739	9,094	8,112	8,003	8,088	7,922
Development Communities	1,111	3,791	2,614	1,803	300	6
Non-Residential / Other (2)	—	4,890	4,358	3,865	3,398	3,761
Total	40,477	$203,158	$196,021	$189,326	$184,317	$181,863
Expenses
Same-Store Communities		$52,252	$49,698	$49,941	$48,719	$50,760
Stabilized, Non-Mature Communities		3,796	3,598	3,497	3,109	2,520
Acquired Communities		30	—	—	—	—
Redevelopment Communities		3,479	3,389	3,322	3,311	3,153
Development Communities		2,414	1,526	1,454	594	116
Non-Residential / Other (2)		1,682	577	2,211	2,449	2,053
Total		$63,653	$58,788	$60,425	$58,182	$58,602
Net Operating Income
Same-Store Communities		$118,292	$118,536	$115,243	$115,334	$112,549
Stabilized, Non-Mature Communities		10,844	9,105	6,974	5,369	4,345
Acquired Communities		169	—	—	—	—
Redevelopment Communities		5,615	4,723	4,681	4,777	4,769
Development Communities		1,377	1,088	349	(294)	(110)
Non-Residential / Other (2)		3,208	3,781	1,654	949	1,708
Total		$139,505	$137,233	$128,901	$126,135	$123,261
Operating Margin
Same-Store Communities		69.4%	70.5%	69.8%	70.3%	68.9%
Average Physical Occupancy
Same-Store Communities		96.8%	96.8%	96.2%	96.2%	96.2%
Stabilized, Non-Mature Communities		96.3%	86.3%	79.1%	70.1%	69.2%
Acquired Communities		77.0%	—	—	—	—
Redevelopment Communities		95.5%	87.8%	87.7%	92.9%	93.5%
Development Communities		76.7%	55.7%	43.6%	39.4%	49.4%
Other (3)		—	91.5%	95.5%	94.7%	95.3%
Total		96.3%	95.2%	94.3%	94.1%	94.9%
Return on Invested Capital
Same-Store Communities		7.4%	7.4%	7.3%	7.2%	7.1%
Sold and Held for Disposition Communities	—
Revenue		$429	$4,938	$5,026	$6,004	$6,054
Expenses		130	1,768	1,726	1,955	2,163
Net Operating Income/(loss)		$299	$3,170	$3,300	$4,049	$3,891
Total	40,477	$139,804	$140,403	$132,201	$130,184	$127,152
Discontinued Operations (4)
Revenues		$21	$78	$48	$2,021	$2,462
Expenses		11	89	125	777	971
Net Operating Income/(loss)		$10	$(11)	$(77)	$1,244	$1,491

(1) See Attachment 16 for definition and other terms.
(2) Primarily non-residential revenue and expense, straight-line adjustment for concessions and the Vitruvian Park® operations.
(3) Includes occupancy of Sold and Held for Disposition Communities and Discontinued Operations.
(4) Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation. 2014 activity included in discontinued operations is related to Grandview, a commercial property classified as held for sale prior to the adoption of the new accounting standard, which was sold in July 2014.

Attachment 6

UDR, Inc.
Same-Store Operating Expense Information
(Dollars in Thousands)
(Unaudited)

	% of 3Q 2014
	SS Operating
Year-Over-Year Comparison	Expenses	3Q 2014	3Q 2013	% Change
Real estate taxes	32.6%	$17,043	$16,826	1.3%
Personnel	25.4%	13,247	12,473	6.2%
Utilities	15.7%	8,229	8,278	-0.6%
Repair and maintenance	14.4%	7,521	7,683	-2.1%
Administrative and marketing	6.8%	3,538	3,277	8.0%
Insurance	5.1%	2,674	2,223	20.3%
Same-Store operating expenses	100.0%	$52,252	$50,760	2.9%
Same-Store Homes	36,268

	% of 3Q 2014
	SS Operating
Sequential Comparison	Expenses	3Q 2014	2Q 2014	% Change
Real estate taxes	32.6%	$17,043	$17,083	-0.2%
Personnel	25.4%	13,247	12,379	7.0%
Utilities	15.7%	8,229	7,501	9.7%
Repair and maintenance	14.4%	7,521	7,236	3.9%
Administrative and marketing	6.8%	3,538	3,203	10.5%
Insurance	5.1%	2,674	2,296	16.5%
Same-Store operating expenses	100.0%	$52,252	$49,698	5.1%

Same-Store Homes	36,268

	% of YTD 2014
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2014	YTD 2013	% Change
Real estate taxes	34.1%	$49,562	$48,515	2.2%
Personnel	24.3%	35,344	34,826	1.5%
Utilities	15.8%	22,930	22,553	1.7%
Repair and maintenance	14.4%	20,848	21,062	-1.0%
Administrative and marketing	6.5%	9,438	8,905	6.0%
Insurance	4.9%	7,179	6,003	19.6%
Same-Store operating expenses	100.0%	$145,301	$141,864	2.4%
Same-Store Homes	35,177

Attachment 7(A)

UDR, Inc.
Apartment Home Breakout (1)
Portfolio Overview as of Quarter Ended
September 30, 2014
(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
San Francisco, CA	2,436	315	—	2,751	—	2,751
Orange County, CA	3,290	1,431	320	5,041	—	5,041
Seattle, WA	2,165	—	358	2,523	555	3,078
Los Angeles, CA	1,383	—	—	1,383	151	1,534
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Other Southern CA	875	—	264	1,139	307	1,446
Portland, OR	716	—	—	716	—	716
	12,430	1,746	942	15,118	1,013	16,131
Mid-Atlantic Region
Metropolitan DC	4,313	255	527	5,095	874	5,969
Baltimore, MD	2,301	—	—	2,301	379	2,680
Richmond, VA	1,358	—	—	1,358	—	1,358
Norfolk, VA	846	—	—	846	—	846
Other Mid-Atlantic	168	—	—	168	—	168
	8,986	255	527	9,768	1,253	11,021
Southeast Region
Orlando, FL	2,796	—	—	2,796	—	2,796
Tampa, FL	2,775	—	—	2,775	—	2,775
Nashville, TN	2,260	—	—	2,260	—	2,260
Other Florida	636	—	—	636	—	636
	8,467	—	—	8,467	—	8,467
Northeast Region
New York, NY	1,208	—	739	1,947	710	2,657
Boston, MA	1,179	—	—	1,179	1,302	2,481
Philadelphia, PA	—	—	—	—	290	290
	2,387	—	739	3,126	2,302	5,428
Southwest Region
Dallas, TX	2,725	—	—	2,725	3,557	6,282
Austin, TX	1,273	—	—	1,273	259	1,532
Other Southwest	—	—	—	—	1,407	1,407
	3,998	—	—	3,998	5,223	9,221
Totals	36,268	2,001	2,208	40,477	9,791	50,268
Communities	131	4	6	141	35	176
Total Homes (incl. joint ventures) (4)			50,268
Homes in Development, Excluding Completed Homes (5)
Current Pipeline Wholly-Owned			603
Current Pipeline Joint Venture (6)			828
Total expected homes (including development)			51,699

(1) See Attachment 16 for definitions and other terms.
(2) Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3) Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other, Sold, and Held for Disposition categories on Attachment 5. Excludes development communities not yet completed.

(4) Represents joint venture homes at 100 percent. See Attachment 12 for UDR's joint venture and partnership ownership interests.
(5) See Attachment 9 for detail of our development communities.
(6) Represents joint venture homes at 100 percent. See Attachment 9 for UDR's development joint venture and partnership ownership interests.

Attachment 7(B)

UDR, Inc.
Non-Mature Home Summary (1)
Portfolio Overview as of Quarter Ended
September 30, 2014
(Unaudited)

Non-Mature Home Breakout - By Region (includes development homes that have been completed)

		# of	Same-Store				# of	Same-Store
Community	Category	Homes	Date (2)	Community	Category		Homes	Date (2)
West Region				Mid-Atlantic Region
Orange County, CA				Metropolitan D.C.
27 Seventy Five Mesa Verde	Stabilized, Non-Mature	964	3Q15	Capitol View on 14th	Stabilized, Non-Mature		255	1Q15
The Residences at Bella Terra	Stabilized, Non-Mature	467	1Q15	Domain College Park	Development		256	4Q15
Los Alisos	Development	320	1Q16	DelRay Tower	Development		271	4Q16

San Francisco, CA				Northeast Region
Channel @ Mission Bay	Stabilized, Non-Mature	315	3Q15	New York, NY
				View 34	Redevelopment		739	4Q15
San Diego, CA
13th & Market	Development	264	4Q15

Seattle, WA
Lightbox	Acquired	162	2Q16
Waterscape	Acquired	196	1Q16	Total			4,209

Non-Mature Home Breakout - By Date (quarter indicates date of Same-Store inclusion)

		# of					# of
Date & Community	Category	Homes		Date & Community	Category		Homes
1Q15				1Q16
Capitol View on 14th	Stabilized, Non-Mature	255		Los Alisos	Development		320
The Residences at Bella Terra	Stabilized, Non-Mature	467		Waterscape	Acquired		196

3Q15				2Q16
27 Seventy Five Mesa Verde	Stabilized, Non-Mature	964		Lightbox	Acquired		162
Channel @ Mission Bay	Stabilized, Non-Mature	315
				4Q16
4Q15				DelRay Tower	Development		271
View 34	Redevelopment	739
13th & Market	Development	264
Domain College Park	Development	256		Total			4,209

Summary of Non-Mature Home Activity

	Stabilized, Non-Mature	Acquired	Redevelopment	Development	Total
Non-Mature Homes at June 30, 2014	1,305	—	1,703	1,155	4,163
The Westerly on Lincoln	(583)	—	—	—	(583)	(3)
Channel @ Mission Bay	315	—	—	(315)	—
27 Seventy Five Mesa Verde	964	—	(964)	—	—
DelRay Tower	—	—	—	271	271	(4)
Lightbox	—	162	—	—	162
Waterscape	—	196	—	—	196
Non-Mature Homes at September 30, 2014	2,001	358	739	1,111	4,209

(1) See Attachment 16 for definitions and other terms.
(2) Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD Same-Store pool.
(3) The Westerly on Lincoln was contributed to the QTD Same-Store pool during 3Q14.
(4) 271 homes were completed at DelRay Tower during 3Q14.

Attachment 7(C)

UDR, Inc.
Total Revenue Per Occupied Home Summary (1)
Portfolio Overview as of Quarter Ended
September 30, 2014
(Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (5)	(incl. pro rata JV) (5)
West Region
San Francisco, CA	$2,842	$4,131	$—	$2,988	$—	$2,988
Orange County, CA	1,763	2,098	1,580	1,850	—	1,850
Seattle, WA	1,615	—	1,050	1,544	3,294	1,727
Los Angeles, CA	2,262	—	—	2,262	3,821	2,323
Monterey Peninsula, CA	1,230	—	—	1,230	—	1,230
Other Southern CA	1,560	—	2,128	1,669	3,245	1,864
Portland, OR	1,203	—	—	1,203	—	1,203
Mid-Atlantic Region
Metropolitan DC	1,818	3,020	1,677	1,873	2,714	1,923
Baltimore, MD	1,467	—	—	1,467	1,738	1,487
Richmond, VA	1,224	—	—	1,224	—	1,224
Norfolk, VA	1,060	—	—	1,060	—	1,060
Other Mid-Atlantic	1,029	—	—	1,029	—	1,029
Southeast Region
Orlando, FL	1,060	—	—	1,060	—	1,060
Tampa, FL	1,131	—	—	1,131	—	1,131
Nashville, TN	1,062	—	—	1,062	—	1,062
Other Florida	1,358	—	—	1,358	—	1,358
Northeast Region
New York, NY	3,672	—	4,297	3,906	4,580	4,009
Boston, MA	2,262	—	—	2,262	2,289	2,271
Philadelphia, PA	—	—	—	—	3,102	3,102
Southwest Region
Dallas, TX	1,137	—	—	1,137	1,503	1,243
Austin, TX	1,296	—	—	1,296	4,149	1,554
Other Southwest	—	—	—	—	1,604	1,604
Weighted Average	$1,619	$2,534	$3,026	$1,716	$2,454	$1,779

(1) See Attachment 16 for definitions and other terms.
(2) Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3) Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition communities categories on Attachment 5.
(4) Development revenue per occupied home can be affected by the timing of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5) Represents joint ventures at UDR's pro-rata ownership interests. See Attachment 12 for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.
Net Operating Income Breakout By Market (1)
September 30, 2014
(Dollars in Thousands)
(Unaudited)

	Three Months Ended September 30, 2014
			Pro-Rata
	Same-Store	Non Same-Store (2)	Share of JVs (3)	Total
Net Operating Income	$118,292	$21,213	$18,303	$157,808

	Three Months Ended September 30, 2014			Three Months Ended September 30, 2014
	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
San Francisco, CA	13.0%	11.7%	Orlando, FL	4.8%	3.6%
Orange County, CA	10.2%	12.1%	Tampa, FL	4.7%	3.6%
Seattle, WA	6.0%	6.3%	Nashville, TN	3.9%	2.9%
Los Angeles, CA	5.3%	4.3%	Other Florida	1.3%	1.0%
Monterey Peninsula, CA	3.3%	2.5%		14.7%	11.1%
Other Southern CA	2.3%	2.7%	Northeast Region
Portland, OR	1.5%	1.1%	New York, NY	8.5%	13.1%
	41.6%	40.7%	Boston, MA	4.6%	5.4%
			Philadelphia, PA	0.0%	0.8%
Mid-Atlantic Region				13.1%	19.3%
Metropolitan DC	13.1%	12.6%	Southwest Region
Baltimore, MD	5.6%	4.7%	Dallas, TX	4.9%	5.2%
Richmond, VA	3.0%	2.2%	Austin, TX	2.3%	2.3%
Norfolk, VA	1.4%	1.1%	Other Southwest	0.0%	0.6%
Other Mid-Atlantic	0.3%	0.2%		7.2%	8.1%
	23.4%	20.8%
			Total	100.0%	100.0%

(1) See Attachment 16 for definitions and other terms.
(2) Excludes results from Sold, Held for Disposition Communities and Discontinued Operations.
(3) Includes UDR's pro rata share of joint venture and partnership NOI.

Attachment 8(A)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Prior Year Quarter
September 30, 2014
(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 2014 NOI	3Q 14	3Q 13	Change	3Q 14	3Q 13	Change
West Region
San Francisco, CA	2,436	13.0%	97.7%	96.6%	1.1%	$2,842	$2,654	7.1%
Orange County, CA	3,290	10.2%	96.0%	95.5%	0.5%	1,763	1,690	4.3%
Seattle, WA	2,165	6.0%	96.7%	96.7%	0.0%	1,615	1,519	6.3%
Los Angeles, CA	1,383	5.3%	96.1%	95.4%	0.7%	2,262	2,184	3.6%
Monterey Peninsula, CA	1,565	3.3%	97.6%	96.8%	0.8%	1,230	1,173	4.9%
Other Southern CA	875	2.3%	96.4%	94.6%	1.8%	1,560	1,487	4.9%
Portland, OR	716	1.5%	97.8%	97.0%	0.8%	1,203	1,116	7.8%
	12,430	41.6%	96.8%	96.1%	0.7%	1,892	1,791	5.6%
Mid-Atlantic Region
Metropolitan DC	4,313	13.1%	97.1%	96.7%	0.4%	1,818	1,825	-0.4%
Baltimore, MD	2,301	5.6%	96.4%	96.0%	0.4%	1,467	1,451	1.1%
Richmond, VA	1,358	3.0%	96.7%	95.7%	1.0%	1,224	1,205	1.6%
Norfolk, VA	846	1.4%	94.9%	94.3%	0.6%	1,060	1,053	0.7%
Other Mid-Atlantic	168	0.3%	96.2%	95.2%	1.0%	1,029	1,031	-0.2%
	8,986	23.4%	96.6%	96.1%	0.5%	1,554	1,550	0.3%
Southeast Region
Orlando, FL	2,796	4.8%	96.7%	96.0%	0.7%	1,060	1,007	5.3%
Tampa, FL	2,775	4.7%	96.6%	95.6%	1.0%	1,131	1,094	3.4%
Nashville, TN	2,260	3.9%	97.5%	97.2%	0.3%	1,062	1,011	5.0%
Other Florida	636	1.3%	96.5%	95.2%	1.3%	1,358	1,309	3.7%
	8,467	14.7%	96.9%	96.1%	0.8%	1,106	1,059	4.5%
Northeast Region
New York, NY	1,208	8.5%	97.7%	97.3%	0.4%	3,672	3,526	4.1%
Boston, MA	1,179	4.6%	96.5%	96.2%	0.3%	2,262	2,167	4.4%
	2,387	13.1%	97.1%	96.8%	0.3%	2,979	2,858	4.2%
Southwest Region
Dallas, TX	2,725	4.9%	97.3%	96.5%	0.8%	1,137	1,108	2.6%
Austin, TX	1,273	2.3%	97.2%	96.9%	0.3%	1,296	1,231	5.3%
	3,998	7.2%	97.3%	96.7%	0.6%	1,188	1,146	3.7%

Total/Weighted Avg.	36,268	100.0%	96.8%	96.2%	0.6%	$1,619	$1,560	3.8%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Prior Year Quarter
September 30, 2014
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 14	3Q 13	Change	3Q 14	3Q 13	Change	3Q 14	3Q 13	Change
West Region
San Francisco, CA	2,436	$20,295	$18,733	8.3%	$4,871	4,662	4.5%	$15,424	$14,071	9.6%
Orange County, CA	3,290	16,709	15,928	4.9%	4,654	4,538	2.6%	12,055	11,390	5.8%
Seattle, WA	2,165	10,141	9,538	6.3%	3,105	2,961	4.9%	7,036	6,577	7.0%
Los Angeles, CA	1,383	9,020	8,646	4.3%	2,727	2,738	-0.4%	6,293	5,908	6.5%
Monterey Peninsula, CA	1,565	5,635	5,332	5.7%	1,754	1,715	2.3%	3,881	3,617	7.3%
Other Southern CA	875	3,947	3,692	6.9%	1,260	1,180	6.8%	2,687	2,512	7.0%
Portland, OR	716	2,528	2,326	8.7%	794	702	13.1%	1,734	1,624	6.8%
	12,430	68,275	64,195	6.4%	19,165	18,496	3.6%	49,110	45,699	7.5%
Mid-Atlantic Region
Metropolitan DC	4,313	22,845	22,831	0.1%	7,362	7,313	0.7%	15,483	15,518	-0.2%
Baltimore, MD	2,301	9,760	9,617	1.5%	3,086	2,872	7.5%	6,674	6,745	-1.1%
Richmond, VA	1,358	4,821	4,700	2.6%	1,319	1,281	3.0%	3,502	3,419	2.4%
Norfolk, VA	846	2,554	2,521	1.3%	893	892	0.1%	1,661	1,629	2.0%
Other Mid-Atlantic	168	499	495	0.8%	197	177	11.3%	302	318	-5.0%
	8,986	40,479	40,164	0.8%	12,857	12,535	2.6%	27,622	27,629	0.0%
Southeast Region
Orlando, FL	2,796	8,594	8,106	6.0%	2,918	2,853	2.3%	5,676	5,253	8.1%
Tampa, FL	2,775	9,095	8,705	4.5%	3,480	3,355	3.7%	5,615	5,350	5.0%
Nashville, TN	2,260	7,021	6,663	5.4%	2,426	2,164	12.1%	4,595	4,499	2.1%
Other Florida	636	2,500	2,377	5.2%	906	919	-1.4%	1,594	1,458	9.3%
	8,467	27,210	25,851	5.3%	9,730	9,291	4.7%	17,480	16,560	5.6%
Northeast Region
New York, NY	1,208	13,002	12,433	4.6%	2,906	2,963	-1.9%	10,096	9,470	6.6%
Boston, MA	1,179	7,719	7,373	4.7%	2,244	2,165	3.6%	5,475	5,208	5.1%
	2,387	20,721	19,806	4.6%	5,150	5,128	0.4%	15,571	14,678	6.1%
Southwest Region
Dallas, TX	2,725	9,047	8,737	3.5%	3,274	3,399	-3.7%	5,773	5,338	8.1%
Austin, TX	1,273	4,812	4,556	5.6%	2,076	1,911	8.6%	2,736	2,645	3.4%
	3,998	13,859	13,293	4.3%	5,350	5,310	0.8%	8,509	7,983	6.6%

Totals	36,268	$170,544	$163,309	4.4%	$52,252	$50,760	2.9%	$118,292	$112,549	5.1%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
September 30, 2014
(Unaudited)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 14	2Q 14	Change	3Q 14	2Q 14	Change
West Region
San Francisco, CA	2,436	97.7%	97.4%	0.3%	$2,842	$2,769	2.6%
Orange County, CA	3,290	96.0%	95.0%	1.0%	1,763	1,740	1.3%
Seattle, WA	2,165	96.7%	97.3%	-0.6%	1,615	1,585	1.9%
Los Angeles, CA	1,383	96.1%	95.5%	0.6%	2,262	2,245	0.8%
Monterey Peninsula, CA	1,565	97.6%	97.4%	0.2%	1,230	1,195	2.9%
Other Southern CA	875	96.4%	96.6%	-0.2%	1,560	1,544	1.0%
Portland, OR	716	97.8%	97.7%	0.1%	1,203	1,176	2.3%
	12,430	96.8%	96.5%	0.3%	1,892	1,856	1.9%
Mid-Atlantic Region
Metropolitan DC	4,313	97.1%	97.4%	-0.3%	1,818	1,826	-0.4%
Baltimore, MD	2,301	96.4%	97.2%	-0.8%	1,467	1,462	0.3%
Richmond, VA	1,358	96.7%	96.5%	0.2%	1,224	1,221	0.2%
Norfolk, VA	846	94.9%	95.3%	-0.4%	1,060	1,051	0.9%
Other Mid-Atlantic	168	96.2%	97.0%	-0.8%	1,029	1,017	1.2%
	8,986	96.6%	97.0%	-0.4%	1,554	1,555	-0.1%
Southeast Region
Orlando, FL	2,796	96.7%	96.9%	-0.2%	1,060	1,034	2.5%
Tampa, FL	2,775	96.6%	96.6%	0.0%	1,131	1,121	0.9%
Nashville, TN	2,260	97.5%	97.6%	-0.1%	1,062	1,052	1.0%
Other Florida	636	96.5%	96.2%	0.3%	1,358	1,352	0.4%
	8,467	96.9%	96.9%	0.0%	1,106	1,092	1.3%
Northeast Region
New York, NY	1,208	97.7%	97.1%	0.6%	3,672	3,624	1.3%
Boston, MA	1,179	96.5%	96.8%	-0.3%	2,262	2,203	2.7%
	2,387	97.1%	96.9%	0.2%	2,979	2,925	1.8%
Southwest Region
Dallas, TX	2,725	97.3%	97.6%	-0.3%	1,137	1,122	1.3%
Austin, TX	1,273	97.2%	96.7%	0.5%	1,296	1,264	2.5%
	3,998	97.3%	97.3%	0.0%	1,188	1,167	1.8%

Total/Weighted Avg.	36,268	96.8%	96.8%	0.0%	$1,619	$1,597	1.4%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
September 30, 2014
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 14	2Q 14	Change	3Q 14	2Q 14	Change	3Q 14	2Q 14	Change
West Region
San Francisco, CA	2,436	$20,295	$19,712	3.0%	$4,871	$4,640	5.0%	$15,424	$15,072	2.3%
Orange County, CA	3,290	16,709	16,317	2.4%	4,654	4,474	4.0%	12,055	11,843	1.8%
Seattle, WA	2,165	10,141	10,019	1.2%	3,105	2,985	4.0%	7,036	7,034	0.0%
Los Angeles, CA	1,383	9,020	8,896	1.4%	2,727	2,719	0.3%	6,293	6,177	1.9%
Monterey Peninsula, CA	1,565	5,635	5,464	3.1%	1,754	1,605	9.3%	3,881	3,859	0.6%
Other Southern CA	875	3,947	3,915	0.8%	1,260	1,170	7.7%	2,687	2,745	-2.1%
Portland, OR	716	2,528	2,467	2.5%	794	751	5.7%	1,734	1,716	1.0%
	12,430	68,275	66,790	2.2%	19,165	18,344	4.5%	49,110	48,446	1.4%
Mid-Atlantic Region
Metropolitan DC	4,313	22,845	23,009	-0.7%	7,362	7,272	1.2%	15,483	15,737	-1.6%
Baltimore, MD	2,301	9,760	9,807	-0.5%	3,086	2,811	9.8%	6,674	6,996	-4.6%
Richmond, VA	1,358	4,821	4,800	0.4%	1,319	1,162	13.5%	3,502	3,638	-3.7%
Norfolk, VA	846	2,554	2,543	0.4%	893	837	6.7%	1,661	1,706	-2.6%
Other Mid-Atlantic	168	499	497	0.4%	197	183	7.7%	302	314	-3.8%
	8,986	40,479	40,656	-0.4%	12,857	12,265	4.8%	27,622	28,391	-2.7%
Southeast Region
Orlando, FL	2,796	8,594	8,408	2.2%	2,918	2,703	8.0%	5,676	5,705	-0.5%
Tampa, FL	2,775	9,095	9,017	0.9%	3,480	3,170	9.8%	5,615	5,847	-4.0%
Nashville, TN	2,260	7,021	6,964	0.8%	2,426	2,144	13.2%	4,595	4,820	-4.7%
Other Florida	636	2,500	2,482	0.7%	906	877	3.3%	1,594	1,605	-0.7%
	8,467	27,210	26,871	1.3%	9,730	8,894	9.4%	17,480	17,977	-2.8%
Northeast Region
New York, NY	1,208	13,002	12,753	2.0%	2,906	2,851	1.9%	10,096	9,902	2.0%
Boston, MA	1,179	7,719	7,541	2.4%	2,244	1,984	13.1%	5,475	5,557	-1.5%
	2,387	20,721	20,294	2.1%	5,150	4,835	6.5%	15,571	15,459	0.7%
Southwest Region
Dallas, TX	2,725	9,047	8,954	1.0%	3,274	3,393	-3.5%	5,773	5,561	3.8%
Austin, TX	1,273	4,812	4,669	3.1%	2,076	1,967	5.5%	2,736	2,702	1.3%
	3,998	13,859	13,623	1.7%	5,350	5,360	-0.2%	8,509	8,263	3.0%

Total	36,268	$170,544	$168,234	1.4%	$52,252	$49,698	5.1%	$118,292	$118,536	-0.2%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Year-to-Date vs. Prior Year-to-Date
September 30, 2014
(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2014 NOI	YTD 14	YTD 13	Change	YTD 14	YTD 13	Change
West Region
San Francisco, CA	2,436	13.5%	97.2%	96.4%	0.8%	$2,776	$2,586	7.3%
Orange County, CA	3,290	10.7%	95.3%	95.0%	0.3%	1,745	1,676	4.1%
Seattle, WA	2,165	6.3%	96.9%	96.3%	0.6%	1,583	1,492	6.1%
Los Angeles, CA	800	3.2%	95.5%	95.1%	0.4%	2,259	2,184	3.4%
Monterey Peninsula, CA	1,565	3.4%	95.5%	93.7%	1.8%	1,203	1,155	4.2%
Other Southern CA	875	2.4%	96.0%	94.8%	1.2%	1,541	1,481	4.1%
Portland, OR	716	1.6%	97.7%	96.8%	0.9%	1,181	1,094	8.0%
	11,847	41.1%	96.2%	95.5%	0.7%	1,843	1,748	5.5%
Mid-Atlantic Region
Metropolitan DC	4,313	14.0%	97.1%	96.9%	0.2%	1,821	1,810	0.6%
Baltimore, MD	2,301	6.2%	96.7%	96.3%	0.4%	1,462	1,445	1.2%
Richmond, VA	1,358	3.2%	96.7%	96.3%	0.4%	1,216	1,191	2.1%
Norfolk, VA	846	1.5%	94.8%	94.1%	0.7%	1,049	1,053	-0.4%
Other Mid-Atlantic	168	0.3%	96.7%	96.3%	0.4%	1,012	1,011	0.1%
	8,986	25.2%	96.7%	96.4%	0.3%	1,552	1,539	0.8%
Southeast Region
Orlando, FL	2,796	5.1%	96.8%	96.0%	0.8%	1,038	990	4.8%
Tampa, FL	2,775	5.2%	96.6%	96.1%	0.5%	1,120	1,088	2.9%
Nashville, TN	2,260	4.3%	97.4%	97.0%	0.4%	1,051	996	5.5%
Other Florida	636	1.5%	96.4%	95.4%	1.0%	1,351	1,298	4.1%
	8,467	16.1%	96.8%	96.2%	0.6%	1,092	1,047	4.3%
Northeast Region
New York, NY	700	5.2%	97.6%	97.0%	0.6%	3,696	3,561	3.8%
Boston, MA	1,179	4.8%	96.4%	96.4%	0.0%	2,210	2,119	4.3%
	1,879	10.0%	96.9%	96.6%	0.3%	2,768	2,658	4.1%
Southwest Region
Dallas, TX	2,725	5.1%	97.1%	96.5%	0.6%	1,127	1,086	3.8%
Austin, TX	1,273	2.5%	96.9%	96.9%	0.0%	1,271	1,200	5.9%
	3,998	7.6%	97.1%	96.6%	0.5%	1,173	1,122	4.5%

Total/Weighted Avg.	35,177	100.0%	96.6%	96.1%	0.5%	$1,560	$1,502	3.8%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Year-to-Date vs. Prior Year-to-Date
September 30, 2014
(Unaudited)

	Total	Same-Store ($000s)

	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 14	YTD 13	Change	YTD 14	YTD 13	Change	YTD 14	YTD 13	Change
West Region
San Francisco, CA	2,436	$59,149	$54,669	8.2%	$14,301	$13,751	4.0%	$44,848	$40,918	9.6%
Orange County, CA	3,290	49,235	47,139	4.4%	13,582	13,155	3.2%	35,653	33,984	4.9%
Seattle, WA	2,165	29,896	27,994	6.8%	9,004	8,842	1.8%	20,892	19,152	9.1%
Los Angeles, CA	800	15,531	14,955	3.9%	4,892	4,766	2.6%	10,639	10,189	4.4%
Monterey Peninsula, CA	1,565	16,180	15,249	6.1%	4,901	4,928	-0.5%	11,279	10,321	9.3%
Other Southern CA	875	11,648	11,052	5.4%	3,580	3,431	4.3%	8,068	7,621	5.9%
Portland, OR	716	7,436	6,826	8.9%	2,228	2,151	3.6%	5,208	4,675	11.4%
	11,847	189,075	177,884	6.3%	52,488	51,024	2.9%	136,587	126,860	7.7%
Mid-Atlantic Region
Metropolitan DC	4,313	68,652	68,084	0.8%	22,214	21,552	3.1%	46,438	46,532	-0.2%
Baltimore, MD	2,301	29,280	28,821	1.6%	8,665	8,407	3.1%	20,615	20,414	1.0%
Richmond, VA	1,358	14,370	14,015	2.5%	3,702	3,604	2.7%	10,668	10,411	2.5%
Norfolk, VA	846	7,574	7,544	0.4%	2,637	2,575	2.4%	4,937	4,969	-0.6%
Other Mid-Atlantic	168	1,480	1,473	0.5%	557	512	8.8%	923	961	-4.0%
	8,986	121,356	119,937	1.2%	37,775	36,650	3.1%	83,581	83,287	0.4%
Southeast Region
Orlando, FL	2,796	25,296	23,911	5.8%	8,242	8,300	-0.7%	17,054	15,611	9.2%
Tampa, FL	2,775	27,014	26,114	3.4%	9,774	9,712	0.6%	17,240	16,402	5.1%
Nashville, TN	2,260	20,813	19,648	5.9%	6,626	6,276	5.6%	14,187	13,372	6.1%
Other Florida	636	7,455	7,090	5.1%	2,607	2,609	-0.1%	4,848	4,481	8.2%
	8,467	80,578	76,763	5.0%	27,249	26,897	1.3%	53,329	49,866	6.9%
Northeast Region
New York, NY	700	22,728	21,765	4.4%	5,469	5,422	0.9%	17,259	16,343	5.6%
Boston, MA	1,179	22,603	21,676	4.3%	6,501	6,610	-1.6%	16,102	15,066	6.9%
	1,879	45,331	43,441	4.4%	11,970	12,032	-0.5%	33,361	31,409	6.2%
Southwest Region
Dallas, TX	2,725	26,836	25,697	4.4%	9,908	9,880	0.3%	16,928	15,817	7.0%
Austin, TX	1,273	14,113	13,315	6.0%	5,911	5,381	9.8%	8,202	7,934	3.4%
	3,998	40,949	39,012	5.0%	15,819	15,261	3.7%	25,130	23,751	5.8%

Totals	35,177	$477,289	$457,037	4.4%	$145,301	$141,864	2.4%	$331,988	$315,173	5.3%

(1) See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.
Same-Store Operating Information By Major Market (1)
September 30, 2014
(Unaudited)

	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	3Q 2014	3Q 2014	3Q 2014	3Q 2013	YTD 2014	YTD 2013
West Region
San Francisco, CA	10.1%	8.6%	63.7%	71.7%	56.8%	59.3%
Orange County, CA	4.5%	4.5%	70.9%	77.4%	63.2%	66.5%
Seattle, WA	8.1%	6.3%	63.8%	70.4%	55.8%	60.5%
Los Angeles, CA	4.7%	4.9%	61.7%	81.2%	59.3%	64.7%
Monterey Peninsula, CA	9.4%	5.1%	60.1%	53.5%	48.3%	49.5%
Other Southern CA	5.5%	5.9%	68.5%	82.1%	59.7%	66.6%
Portland, OR	10.9%	6.7%	64.8%	70.4%	57.7%	58.1%
			65.3%	72.4%	57.7%	61.0%
Mid-Atlantic Region
Metropolitan DC	-2.3%	3.4%	54.5%	59.7%	44.6%	47.4%
Baltimore, MD	1.8%	4.3%	70.0%	65.0%	54.7%	54.4%
Richmond, VA	1.5%	3.4%	65.7%	71.0%	59.2%	59.0%
Norfolk, VA	1.0%	4.1%	60.5%	65.2%	55.6%	60.7%
Other Mid-Atlantic	4.0%	5.7%	87.4%	103.9%	62.9%	70.0%
			61.3%	64.1%	50.8%	52.6%
Southeast Region
Orlando, FL	5.4%	6.1%	71.1%	76.1%	56.1%	56.8%
Tampa, FL	3.8%	4.2%	64.6%	68.1%	55.2%	53.3%
Nashville, TN	5.5%	4.3%	64.1%	65.0%	57.0%	57.6%
Other Florida	3.9%	4.7%	53.0%	53.0%	50.5%	51.7%
			65.7%	68.7%	55.6%	55.5%
Northeast Region
New York, NY	4.5%	4.5%	50.2%	55.8%	39.7%	43.2%
Boston, MA	6.9%	6.8%	61.2%	58.2%	47.5%	46.9%
			55.7%	57.0%	44.6%	45.5%
Southwest Region
Dallas, TX	2.2%	5.1%	61.7%	69.7%	56.0%	58.2%
Austin, TX	2.1%	4.3%	63.9%	63.3%	54.2%	52.5%
			62.4%	67.7%	55.4%	56.4%

Total/Weighted Avg.	4.5%	5.1%	63.5%	68.0%	54.5%	56.2%

Percentage of Total Repriced Homes	51.3%	48.7%

	3Q 2014	3Q 2013
Total Combined New and Renewal Lease Rate Growth	4.8%	4.5%

(1) See Attachment 16 for definitions and other terms.

Attachment 9

UDR, Inc.
Development Summary (1) (2)
September 30, 2014
(Dollars in Thousands)
(Unaudited)
Wholly-Owned

									Schedule			Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
DelRay Tower (3)	Alexandria, VA	332	271	$119,828	$132,000	$398		$—	3Q 11	3Q 14	4Q 14	41.0%	28.0%
Beach & Ocean	Huntington Beach, CA	173	—	47,408	50,700	293		—	3Q 12	4Q 14	4Q 14	35.3%	—
Pier 4	Boston, MA	369	—	154,371	217,700	590	(4)	—	4Q 12	1Q 15	2Q 15	—	—
Total		874	271	$321,607	$400,400	$458		$—

Completed Projects, Non-Stabilized
13th & Market (5)	San Diego, CA	264	264	$68,810	$72,600	$275	(6)	$—	2Q 11	4Q 13	4Q 13	91.7%	90.5%
Domain College Park (5)	College Park, MD	256	256	58,847	62,500	244	(7)	31,337	2Q 11	2Q 13	1Q 14	99.6%	99.2%
Los Alisos	Mission Viejo, CA	320	320	87,084	87,500	273		—	2Q 11	3Q 13	1Q 14	90.0%	85.3%
Total - Wholly Owned		1,714	1,111	$536,348	$623,000	$363		$31,337

Net Operating Income From Wholly-Owned Projects									Capitalized Interest for Current Development Projects
		3Q 2014							3Q 14	3Q 13	YTD 14	YTD 13
Projects Under Construction		$(567)							$2,552	$2,626	$7,092	$7,348
Completed, Non-Stabilized		1,944
Total		$1,377

Unconsolidated Joint Ventures and Partnerships
									Schedule			Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date	Cost		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
399 Fremont	San Francisco, CA	51%	447	—	$113,267	$317,700		$—	1Q 14	1Q 16	3Q 16	—	—
Residences at 2801 Kelvin	Irvine, CA	50%	381	—	45,719	125,000		—	3Q 14	3Q 16	1Q 17	—	—
Total			828	—	$158,986	$442,700		$—

Completed Projects, Non-Stabilized
Fiori on Vitruvian Park®	Addison, TX	50%	391	391	$96,079	$98,350		$48,342	3Q 11	2Q 13	4Q 13	95.9%	91.1%
Total - Unconsolidated Joint Ventures and Partnerships			1,219	391	$255,065	$541,050		$48,342

Projected Weighted Average Stabilized Yield on Development Projects Over Respective Market Cap Rates:					150-200 bps

Participating Loan Investment
			# of	Compl.	Cost to	Budgeted		Loan	Loan
Community	Location		Homes	Homes	Date (9)	Cost		Commitment	Balance (9)
Steele Creek (8)	Denver, CO		218	—	$66,395	$108,245		$92,009	$43,822
Total			218	—	$66,395	$108,245		$92,009	$43,822

(1) See Attachment 16 for definitions and other terms.
(2) The development summary above includes all communities under development that UDR wholly owns, owns an interest in through an unconsolidated joint venture, or has a participating loan investment.
(3) Project encompasses the complete redevelopment of the former 187 homes combined with the development of an additional 145 homes, 10,000 square feet of retail space and underground parking.
(4) Includes 11,000 square feet of retail space.
(5) In Q4 2013, the LLC agreements were amended to provide UDR with a controlling interest and the option to purchase the remaining ownership interest in the Domain College Park and 13th & Market communities. In connection with the amendments, our unaffiliated partner received equity distributions reducing their capital account balances to zero and UDR began consolidating these communities. The unaffiliated partner retains the right to receive certain upside participation from the developments.

(6) Includes 21,000 square feet of retail space.
(7) Includes 10,000 square feet of retail space.
(8) Includes 17,000 square fee of retail space. Refer to Attachment 12 for terms of our participating loan investment.
(9) Cost to date includes accruals for costs incurred, but not yet paid as of the end of the period. Loan balance includes only amounts funded plus accrued interest prior to the period end.

Attachment 10

UDR, Inc.
Redevelopment Summary (1)
September 30, 2014
(Dollars in Thousands)
(Unaudited)
Wholly-Owned
			Sched.
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost	Schedule				Percentage
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.	Start	Compl.	Same-Store (3)	Leased	Occupied
Projects in Redevelopment

View 34	New York, NY	739	708	687	$80,619	$98,000	$138	3Q 11	3Q 11	4Q 14	4Q 15	98.1%	98.0%
Total		739	708	687	$80,619	$98,000	$138

Completed Redevelopments, Non-Stabilized

N/A	N/A	—	—	—	—	—	—	—	—	—	—	—	—
Total - Wholly Owned		739	708	687	$80,619	$98,000	$138

							Capitalized Interest for Current Redevelopment Projects

								3Q 14	3Q 13	YTD 14	YTD 13
Projected Weighted Average Return on Incremental Capital Invested:		7.0% to 9.0%						$108	$232	$850	$951

(1) See Attachment 16 for definitions and other terms.
(2) Represents UDR's incremental capital invested in the projects.
(3) Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.

Attachment 11

UDR, Inc.
Land Summary (1)
September 30, 2014
(Dollars in Thousands)
(Unaudited)

		UDR Ownership	Real Estate	UDR Pro-Rata
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
3033 Wilshire	Los Angeles, CA	100%	$23,183	$23,183	Complete	In Process
7 Harcourt (3)	Boston, MA	100%	4,391	4,391	In Process
Vitruvian Park®	Addison, TX	100%	13,601	13,601	Complete		In Process
Pacific City	Huntington Beach, CA	100%	82,868	82,868	Complete	In Process
Total			$124,043	$124,043

			Real Estate	UDR Pro-Rata
			Cost Basis	Cost Basis
Consolidated Joint Ventures
3032 Wilshire	Santa Monica, CA	95%	$12,286	$11,672	In Process
2919 Wilshire	Santa Monica, CA	95%	8,148	7,741	In Process
Total			$20,434	$19,413

			Real Estate	UDR Pro-Rata
			Cost Basis	Cost Basis
Unconsolidated Joint Ventures and Partnerships
UDR/MetLife I - 5 parcels (4)	Various	4%	$122,064	$4,934	(5)	In Process	In Process
UDR/MetLife Vitruvian Park®	Addison, TX	50%	50,297	25,149	Complete	In Process	In Process
Domain Mountain View	Mountain View, CA	50%	21,537	10,790	Complete	In Process
Total			$193,898	$40,873

Total			$338,375	$184,329

(1) See Attachment 16 for definitions and other terms.
(2) Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.
Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.
Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.
(3) Land is adjacent to UDR's Garrison Square community.
(4) Parcels are located in Bellevue, WA; Los Angeles, CA (3 parcels) and Dublin, CA.
(5) Entitlements are completed on 2 parcels and are in process on 3 other parcels.

Attachment 12

UDR, Inc.
Unconsolidated Joint Venture Summary (1)
September 30, 2014
(Dollars in Thousands)
(Unaudited)
Portfolio Characteristics

		# of			Physical	Total Revenue per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occupied Home	UDR's Share		Total
Joint Venture and Partnerships	Type	Parcels	Homes (8)	Interest	3Q 14	3Q 14 (1)	3Q 2014	YTD 2014	YTD 2014 (2)
UDR / MetLife
Operating communities	Various	23	5,381	50%	95.7%	$2,828	$15,339	$42,267	$91,469
Development communities	Various	3	391	(3)	91.1%	1,915	350	668	1,335
Land parcels		12	TBD	(4)	—	—	295	257	851

UDR / KFH	High-rise	3	660	30%	96.6%	2,586	1,078	3,225	10,749

Texas	Garden	8	3,359	20%	97.3%	1,080	1,241	3,597	17,983
Total/Weighted Average		49	9,791		95.8%	$2,454	$18,303	$50,014	$122,387

Balance Sheet Characteristics and Returns

	Gross Book Value
	of JV Real	Total	UDR's Equity		Weighted Avg.	Debt	Returns (7)
Joint Venture and Partnerships	Estate Assets (5)	Project Debt (5)	Investment (6)		Interest Rate	Maturity	ROIC	ROE
UDR / MetLife
Operating communities	$2,340,754	$1,226,178	$455,816		4.4%	Various
Development communities	255,065	48,342	99,738		1.9%	Various
Land parcels	193,898	—	54,208		NA	NA

UDR / KFH	283,307	165,209	22,891		3.4%	Various

Texas	329,419	219,588	(1,408)		5.3%	Various (10)
Total/Weighted Average	$3,402,443	$1,659,317	$631,245		4.3%		6.3%	8.7%

Same-Store Unconsolidated Joint Venture Growth

	Same-Store
	Joint Venture	3Q 2014 vs. 3Q 2013 Growth				3Q 2014 vs. 2Q 2014 Growth
Joint Venture	Communities (5)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	23	3.3%	2.3%	3.8%		1.0%	3.6%	-0.2%
UDR / KFH	3	0.8%	5.1%	-0.7%		0.1%	4.0%	-1.3%
Texas	8	6.6%	5.1%	7.7%		2.5%	0.4%	4.0%
Total/Average	34	3.7%	3.1%	4.0%		1.2%	2.9%	0.4%

				NOI				NOI
Same-Store JV Results at UDR's Pro-rata Ownership Interest				3.3%				0.4%

	Same-Store
	Joint Venture	YTD 2014 vs. YTD 2013 Growth
Joint Venture	Communities (5)	Revenue	Expense	NOI
UDR / MetLife	21	4.3%	4.6%	4.1%
UDR / KFH	3	2.9%	8.2%	1.1%
Texas	8	6.2%	7.2%	5.4%
Total/Average	32	4.5%	5.5%	4.0%

				NOI
Same-Store JV Results at UDR's Pro-rata Ownership Interest				4.2%

Participating Loan Investment						Income from
						Participating
		Interest	Years to			Loan Investment		Upside
	UDR's Investment	Rate	Maturity			3Q 2014	YTD 2014	Participation
Steele Creek (9)	$43,822	6.5%	3.1			$642	$1,419	50%

(1) See Attachment 16 for definitions and other terms.
(2) Represents NOI at 100 percent for the period ended September 30, 2014.
(3) Includes 399 Fremont of which UDR owns 51.0%, Fiori on Vitruvian Park ® of which UDR owns 50.0% and Residences at 2801 Kelvin of which UDR owns 50.1%.
(4) Includes 5 land parcels of which UDR owns an average of 4.0%, 6 Vitruvian Park ® land parcels of which UDR owns 50.0% and Domain Mountain View of which UDR owns 50.1%.
(5) Joint ventures and partnerships represented at 100 percent.
(6) Excludes deferred gains of $24.6M, which is netted in "Investments in and advances to unconsolidated joint ventures, net" on Attachment 3.
(7) Excludes non-stabilized developments.
(8) Includes homes completed for the period ended September 30, 2014.
(9) UDR's participating loan is reflected as investment in and advances to unconsolidated joint ventures on the Consolidated Balance Sheets and net income/(loss) from unconsolidated entities on the Consolidated Statements of Operations in accordance with GAAP. UDR has the option to purchase the property upon completion of construction and we receive 50% of the value created from the project upon acquisition of the community or sale to a third party.

(10) The underlying debt will automatically extend for a one year period (ending in 2015), without fees, and can be repaid without penalty at any time.

Attachment 13

UDR, Inc.
Acquisitions and Dispositions Summary
September 30, 2014
(Dollars in Thousands)
(Unaudited)

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (1)	Debt (1)	Homes	Home

Acquisitions - Wholly-Owned

Aug-14	Lightbox (1031 exchange)	Seattle, WA	0%	100%	$45,500	$—	162	$281
Sep-14	Waterscape (1031 exchange) (3)	Kirkland, WA	0%	100%	75,200	—	196	384
					$120,700	$—	358	$337

Acquisitions - Wholly-Owned Land

Jan-14	Pacific City	Huntington Beach, CA	0%	100%	$77,750	$—	—	$—

Acquisitions - Joint Ventures - UDR/MetLife II JV

Apr-14	6 operating communities	Various	12%	50%	$505,000	$284,164	1,523	$332

Acquisitions - Joint Ventures - Land

Jul-14	Domain Mountain View	Mountain View, CA	3%	50%	$8,288	$—	—	$—
Jul-14	Residences at 2801 Kelvin	Irvine, CA	3%	50%	11,508	—	—	—
					$19,796	$—	—	$—

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (1)	Debt (1)	Homes	Home

Dispositions - Wholly-Owned

Jan-14	Presidio at Rancho Del Oro	Oceanside, CA	100%	0%	$45,100	$—	264	$171
Jun-14	Gallery at Bayport II	Tampa, FL	100%	0%	30,700	—	277	111
Jun-14	Island Walk	Tampa, FL	100%	0%	50,000	—	400	125
Jul-14	The Place on Millenia Boulevard	Orlando, FL	100%	0%	50,085	—	371	135
Jul-14	Grandview	Glendale, CA	100%	0%	11,000	—	—	—
Jul-14	Forest Lakes at Oyster Point	Newport News, VA	100%	0%	26,000	—	296	88
Jul-14	Woodscape	Newport News, VA	100%	0%	21,175	—	296	72
					$234,060	$—	1,904	$117

Dispositions - Joint Ventures

Mar-14	Ashton Westwood (2)	Los Angeles, CA	9%	0%	$52,571	$25,804	58	$906
Mar-14	Viridian (2)	Los Angeles, CA	16%	0%	31,856	27,849	60	531
					$84,427	$53,653	118	$715

Dispositions - Wholly-Owned Land

Jan-14	Presidio at Rancho Del Oro	Oceanside, CA	100%	0%	$3,600	$—	—	$—

Dispositions - Joint Ventures Land

None

(1) Price represents 100% of the value of assets. Debt represents 100% of the asset's indebtedness.
(2) Properties sold to MetLife from UDR/MetLife I JV.
(3) Includes 6,600 square feet of retail space.

Attachment 14

UDR, Inc.
Capital Expenditure and Repair and Maintenance Summary (1)
September 30, 2014
(Dollars in Thousands)
(Unaudited)

		Three Months		Nine Months
	Weighted Avg.	Ended	Cost	Ended	Cost
Category (Capitalized)	Useful Life (yrs) (2)	September 30, 2014	per Home	September 30, 2014	per Home
Capital Expenditures for Consolidated Homes (3)
Average number of homes (4)		39,008		39,805
Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$4,327	$111	$10,003	$251
Building exteriors	5 - 20	2,840	73	7,534	189
Landscaping and grounds	10	1,407	36	3,269	82
Total asset preservation		8,574	220	20,806	522
Turnover related	5	3,706	95	9,171	230
Total Recurring Cap Ex		12,280	315	29,977	752
Revenue Enhancing Cap Ex (5)	5 - 20	3,109	80	7,932	199
Total		$15,389	$395	$37,909	$951

		Three Months		Nine Months
		Ended	Cost	Ended	Cost
Category (Expensed)		September 30, 2014	per Home	September 30, 2014	per Home
Repair and Maintenance for Consolidated Homes
Average number of homes (4)		39,008		39,805
Contract services		$4,539	$116	$13,309	$334
Turnover related expenses		1,210	31	3,147	79
Other Repair and Maintenance
Building interiors		1,818	47	5,161	130
Building exteriors		367	9	1,084	27
Landscaping and grounds		184	5	841	21
Total		$8,118	$208	$23,542	$591

(1) See Attachment 16 for definitions and other terms.
(2) Weighted average useful life of capitalized expenses for the nine months ended September 30, 2014.
(3) Excludes redevelopment capital.
(4) Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(5) Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR's overall capital expenditure plan.

Attachment 15

UDR, Inc.
Full-Year 2014 Guidance (1)
September 30, 2014
(Unaudited)

FFO and AFFO per Share Guidance
	4Q 2014	Full Year 2014
FFO per common share, diluted	$0.38 to $0.40	$1.54 to $1.56
FFO As Adjusted per common share, diluted	$0.38 to $0.40	$1.51 to $1.53
Adjusted Funds from Operations ("AFFO") per common share, diluted	$0.33 to $0.35	$1.34 to $1.36
Weighted average diluted shares/units (M)	268.1	265.7
Annualized dividend per share		$1.04

Same-Store Guidance		Full Year 2014
Revenue growth		4.00% to 4.50%
Expense growth		2.25% to 2.75%
NOI growth		4.75% to 5.25%
Physical occupancy		96.5%
Same-Store homes		35,177

Transactional Activity ($ in millions)		Full Year 2014
Acquisitions (2)		$120
Dispositions		$350 to $400
Weighted average cap rate spread		75 bps to 100 bps
Development and redevelopment spending (3)		$425 to $475

Capital Markets Activity ($ in millions)		Full Year 2014
Debt maturities		$348
New debt issuance		$300
Equity issuances		$100

Other Additions/(Deductions) ($ in millions except per home amounts)		Full Year 2014
Interest		($131) to ($133)
General and administrative, gross (4)		($46) to ($48)
Tax benefit for RE3		$8 to $10
Joint venture fee income		$11 to $13
Total joint venture FFO, excluding fee income		$33 to $37
Non-recurring items:
RE3 gains from asset sales		$1
Acquisition-related costs		$.25 to $.50
Average stabilized homes		40,000
Recurring capital expenditures per home		$1,100

(1) See Attachment 16 for definitions and other terms.
(2) In 1Q 2014, the Company designated its $78 million Pacific City land purchase in Huntington Beach, CA as a reverse 1031 transaction, effectively reducing the need for $75-$80 million in additional acquisition activity in 2014.
(3) Includes the $78 million purchase of the Pacific City land site in Huntington Beach, CA by the Company in 1Q 2014.
(4) Includes an estimated $10 million of Long Term Incentive Plan compensation expense.

Attachment 16(A)

UDR, Inc.
Definitions and Reconciliations
September 30, 2014
(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations ("AFFO"):  The Company defines AFFO as FFO as Adjusted less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to UDR, Inc. to AFFO is provided on Attachment 2.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Discontinued Operations:  Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation. Communities that meet the criteria to be classified as held for disposition subsequent to the adoption of ASU 2014-08 are presented as held for disposition in the Consolidated Balance Sheet for the current period, but do not meet the criteria to be classified as discontinued operations in accordance with ASU 2014-08.

Prior to the prospective adoption of ASU 2014-08, FASB ASC Subtopic 205.20, required, among other things, that the primary assets and liabilities and the results of operations of UDR’s real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR’s Consolidated Statements of Operations and Consolidated Balance Sheets. Consequently, the primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition prior to January 1, 2014 are accounted for as discontinued operations for all periods presented.  This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results within the Consolidated Statements of Operations for the periods ended June 30, 2014 and 2013, and the reclassification of the assets and liabilities within the Consolidated Balance Sheets as of June 30, 2014 and December 31, 2013.

During the twelve months ended December 31, 2013, UDR sold 2 communities with a total of 914 homes. During the three and nine months ended September 30, 2014, UDR sold one commercial property that was classified as real estate held for disposition prior to the adoption of ASU 2014-08 and is therefore presented as a discontinued operation. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company's quarterly supplemental disclosure in the line item entitled “Income from discontinued operations, net of tax”.

In thousands	3Q 2014	3Q 2013	YTD 2014	YTD 2013
Rental income	$21	$2,462	$147	$7,130
Rental expenses	11	971	225	2,734
Property management	1	68	4	196
Real estate depreciation	—	527	—	1,607
Other operating expenses	3	12	21	26
Total expenses	15	1,578	250	4,563
Income before net impairment of real estate held for disposition and net gain on the sale of depreciable property	6	884	(103)	2,567
Income tax benefit/(expense)	(2)	—	38	—
Income/(loss) from discontinued operations, net of tax	$79	$884	$10	$2,567

Effective New Lease Rate Growth:  The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio:  The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Funds From Operations as Adjusted:  The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, storm-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to UDR, Inc. to FFO as Adjusted is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.
Definitions and Reconciliations
September 30, 2014
(Unaudited)

Funds From Operations ("FFO"):  The Company defines FFO as net income (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and is comparable to FFO, diluted in Attachment 2. In the computation of diluted FFO, OP units, unvested restricted stock, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Activities of our taxable REIT subsidiary (TRS), RE3, include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the short-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to UDR, Inc. to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio:  The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR's Weighted Average Pro-Rata Ownership Interest

In thousands		Q3 2014	YTD 2014
Income/(loss) from unconsolidated entities		$(939)	$(4,932)
Management fee		1,054	2,888
Interest expense		8,248	23,051
Depreciation		10,398	29,926
General and administrative		105	391
Other income/expense		(563)	(1,310)
Total Joint Venture NOI at UDR's Pro-Rata Ownership Interest		$18,303	$50,014

JV Return on Equity ("ROE"):  The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital ("ROIC"):  The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt to EBITDA:  The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, and RE3 income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	Q3 2014	Q2 2014	Q1 2014	4Q 2013	3Q 2013
Net income/(loss) attributable to UDR, Inc.	$40,549	$30,007	$18,361	$36,700	$3,188
Property management	5,598	5,527	5,345	5,233	5,168
Other operating expenses	2,009	2,162	1,926	1,925	1,775
Real estate depreciation and amortization	89,339	88,876	88,533	88,301	83,739
Interest expense	33,087	31,691	32,884	33,360	30,939
Casualty-related (recoveries)/charges, net	—	—	500	—	(6,460)
General and administrative	11,554	12,530	11,994	11,532	11,364
Tax provision/(benefit), net (includes valuation adjustment)	(2,492)	(2,190)	(3,329)	15	(2,658)
Income/(loss) from unconsolidated entities	939	428	3,565	(5,666)	3,794
Interest and other income, net	(9,061)	(1,426)	(1,415)	(1,328)	(829)
Joint venture management and other fees	(3,165)	(2,747)	(3,687)	(3,095)	(3,207)
Other depreciation and amortization	1,385	1,193	1,080	3,281	1,176
(Income)/loss from discontinued operations, net of tax	(79)	(18)	(24,294)	—	(884)
(Gain)/loss on sale of real estate owned, net of tax	(31,302)	(26,709)	87	(41,376)	—
Net income/(loss) attributable to noncontrolling interests	1,443	1,079	651	1,302	47
Total consolidated NOI	$139,804	$140,403	$132,201	$130,184	$127,152

Attachment 16(C)

UDR, Inc.
Definitions and Reconciliations
September 30, 2014
(Unaudited)

Non-Mature: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store ("SS") Communities:  The Company defines QTD SS Communities as those communities stabilized for five full consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the quarter in the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

RE3:  RE3 is the Company's taxable REIT subsidiary ("TRS") that focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where greater than 10% of the available apartment homes are off-line for major renovation and those that did not achieve stabilization as of the most recent quarter.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less Recurring Capital Expenditures, minus the project’s annualized operating NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by total cost of the project.

Return on Equity ("ROE"): The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital ("ROIC"): The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures: The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities:  The Company defines Sold Communities as those communities that previously met the criteria for discontinued operations and were disposed of prior to the end of the most recent quarter.

Stabilization for Same Store Classification: The Company generally defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company's Same-Store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:  Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

YTD Same-Store ("SS") Communities:  The Company defines YTD SS Communities as those communities stabilized for two full consecutive calendar years. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Attachment 16(D)

UDR, Inc.
Definitions and Reconciliations
September 30, 2014
(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP net income/(loss) per share for full year 2014 and fourth quarter of 2014 to forecasted FFO, FFO as Adjusted and AFFO per share:

	Full Year 2014
	Low	High
Forecasted earnings per diluted share	$0.40	$0.42
Conversion from GAAP share count	(0.09)	(0.09)
Net (gain)/loss on the sale of depreciable property, excluding TRS	(0.30)	(0.30)
Depreciation	1.51	1.51
Noncontrolling Interests	0.01	0.01
Preferred Dividends	0.01	0.01
Forecasted FFO per diluted share	$1.54	$1.56
TRS gains from asset sales	(0.01)	(0.01)
Net gain on prepayment of note receivable	(0.03)	(0.03)
Acquisition, debt extinguishment, casualty and other costs	0.01	0.01
Forecasted FFO as Adjusted per diluted share	$1.51	$1.53
Recurring capital expenditures	(0.17)	(0.17)
Forecasted AFFO per diluted share	$1.34	$1.36

	4Q 2014
	Low	High
Forecasted earnings per diluted share	$0.03	$0.05
Conversion from GAAP share count	(0.02)	(0.02)
Net (gain)/loss on the sale of depreciable property, excluding TRS	—	—
Depreciation	0.38	0.38
Noncontrolling Interests	—	—
Preferred Dividends	—	—
Forecasted FFO per diluted share	$0.38	$0.40
TRS gains from asset sales	—	—
Net gain on prepayment of note receivable	—	—
Acquisition, debt extinguishment, casualty and other costs	—	—
Forecasted FFO as Adjusted per diluted share	$0.38	$0.40
Recurring capital expenditures	(0.05)	(0.05)
Forecasted AFFO per diluted share	$0.33	$0.35

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